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EXHIBIT NO. 10.128

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

      THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement") is entered into on this 31st day of October, 1997, by and among ECOGEN INC., a Delaware corporation (the "Company"), ECOGEN INVESTMENTS INC., a Delaware corporation ("E-Investments"), and ECOGEN-BIO INC., a Delaware corporation ("E-BIO"), and UNITED EQUITIES (COMMODITIES) COMPANY, a New York general partnership (the "Purchaser"). The Company, E-Investments and E-Bio are sometimes herein individually called an "Issuer" and collectively called the "Issuers."


      Whereas, the Issuers and the Purchaser are parties to (i) that certain Convertible Senior Subordinated Note Purchase Agreement dated July 10, 1997 (the "Original Purchase Agreement") and (ii) that certain 8% Convertible Senior Subordinated Note due July 10, 2002 (the "Original Note"); and

      Whereas, the Original Note (including accrued but unpaid interest) currently has an outstanding balance of $1,537,333.33; and

      Whereas, the Issuers will issue and sell to the Purchasers, $3,037,333.33 in principal amount of the Company's 8% Convertible Note due October 31, 2002 (the "New Note") and the Purchasers intend to tender the Original Note in partial consideration of the purchase price of the New Note;

      Now, therefore, for and in consideration of, and in reliance upon, the mutual agreements, undertakings, representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Purchase and Sale. Subject to the terms and conditions contained in this Agreement, on the date hereof, the Issuers shall issue and sell to the Purchaser, and the Purchaser shall purchase and acquire from the Issuers, the New Note, which shall be in the form attached to this Agreement as Exhibit A, and the terms of which are hereby incorporated herein by reference. The Issuer's obligations under the New Note shall be secured by a first lien and security interest in and to certain of the Issuers' assets as set forth in that certain Security Agreement (the "Security Agreement") of even date herewith, in the form attached hereto as Exhibit B. Unless the context otherwise requires, as hereinafter used in this Agreement (including, but not limited to paragraphs 3 and 5 hereof): the term (A) "New Note" shall be deemed to include any so-called "pay-in-kind" promissory notes which are issued in accordance with the provisions hereof in lieu of cash payments of interest ("PIK Notes"); (B) "Conversion Shares" shall be deemed to include any shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") which are issuable or issued upon conversion of any New Note; and (C) "Warrant Shares" shall mean the shares of Common Stock issued or issuable upon exercise of a Warrant (as hereinafter defined) in accordance with its terms.

            2. Consideration. In consideration of the issuance of the New Note, the Purchaser shall pay to the Company, on behalf of the Issuers, the purchase price of $3,037,333.33 as follows: (A) the cash sum of $1,500,000.00, which sum shall be wire transferred on the date
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hereof to an account of the Company designated by the Company to the Purchaser in writing on or prior to the date hereof and (B) the surrender of the Original Note for cancellation by the Issuer. Notwithstanding any provision contained in the Original Agreement to the contrary, upon surrender and cancellation of the Original Note, the Original Agreement shall be terminated and of no force and effect.

            3. Representations and Warranties of the Company. To induce the Purchaser to execute and deliver this Agreement and to consummate the transactions contemplated hereby, each Issuer jointly and severally hereby makes the following representations and warranties to the Purchaser:

                  a. Organization. Each Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted. E-Investments, E-Bio and Ecogen Technologies I Inc., a Delaware corporation ("ETech"), comprise all of the entities which would be deemed "significant subsidiaries" of the Company, as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended. The Company is the owner of all of the issued and outstanding capital stock of E-Investments and E-Bio, and is the owner of no less than 70% of the issued and outstanding common stock of ETech, free and clear of any and all liens, claims, charges or encumbrances of any nature whatsoever.

                  b. Validity and Enforceability. This Agreement, the New Note and the Security Agreement and all documents and instruments delivered pursuant hereto and thereto have been (and when executed and delivered in accordance therewith, each PIK Note will have been) duly authorized, validly executed and delivered to the Purchaser by each Issuer and are (or will be, in the case of any PIK Notes) legal, valid and binding obligations of each Issuer, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the rights of creditors generally, and except that the remedy of specific performance or injunctive relief is subject to the discretion of the court before which such a proceeding may be brought.

                  c. Validity and Enforceability of Warrants. Any Warrant issued hereunder, upon its issuance will be duly authorized, validly executed and delivered by the Company, and will be the legal, valid and binding obligation of the Company, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the rights of creditors generally, and except that the remedy of specific performance or injunctive relief is subject to the discretion of the court before which such a proceeding may be brought.

                  d. Conversion Shares and Warrant Shares. (i) The Conversion Shares issuable upon conversion of the New Note (or any PIK Note) to be issued on the date hereof and any Warrant Shares issuable upon exercise of a Warrant are duly and validly authorized and have been reserved for issuance, and (ii) upon issuance in accordance with the terms of the New Note (or any PIK Note) or a Warrant, as the case may be, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid and non-assessable. Upon issuance and delivery of the Conversion Shares or the Warrant Shares, the Purchaser shall obtain full and legal title to the



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Conversion Shares or the Warrant Shares, as the case may be, free and clear of any lien, charge or other encumbrance of any nature.

                  e. No Conflict. The execution and delivery by each Issuer (or the Company only, in the case of a Warrant) of this Agreement, the New Note, a PIK Note, a Warrant and the Security Agreement and the performance by each Issuer (or the Company only, in the case of a Warrant) of all of its respective obligations hereunder and thereunder will not: (a) violate or be in conflict with (i) any law, order, rule or regulation of any court or other governmental authority applicable to such Issuer or (ii) such Issuer's Certificate of Incorporation or Bylaws; (b) constitute a default (with or without the giving of notice or the passage of time or both) under any indenture, agreement or other instrument to which such Issuer is a party or by which it or any of its properties or assets is or may be bound; or (c) other than as contemplated by this Agreement or the Security Agreement, result in the creation or imposition of any lien, security interest, charge or encumbrance of any nature upon any of such Issuer's properties or assets, which violation or conflict under clause (a) or default under clause (b) would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

                  f. No Consent. No consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required as a condition to, or in connection with, the due and valid execution and delivery by the Issuers of this Agreement, the New Note, a PIK Note, a Warrant or the Security Agreement or the performance by the Issuers of their respective obligations hereunder or thereunder, other than such consents, approvals, authorizations and registrations as have been obtained or made, or any filings required to perfect the Purchaser's first lien and security interest under the Security Agreement.

                  g. Capitalization. The authorized capital stock of the Company consists of 42,000,000 shares of Common Stock, par value $.01 per share, of which 7,995,452 shares were issued and outstanding as of October 29, 1997, and 7,500,000 shares of Preferred Stock, consisting in part of 350,000 shares designated as Series B Convertible Preferred Stock, none of which are outstanding. As of October 29, 1997, (i) 2,224,970 shares of Common Stock were issuable by the Company upon the exercise or conversion of outstanding options, warrants and convertible securities, and (ii) no shares of the Company's Preferred Stock were issuable upon exercise or conversion of any such securities. The outstanding shares of the Company's Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable, free of preemptive rights and with no personal liability attached thereto.

                  h. SEC Filings. The Company has previously furnished the Purchaser with true and correct copies of the following documents which have been filed by Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"): (i) its Annual Report on Form 10-K for the fiscal year ended October 31, 1996, as amended; (ii) its Proxy Statement with respect to the Company's annual meeting of stockholders held March 5, 1997, (iii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 1997, April 30, 1997, as amended, and July 31, 1997; and (iv) all Currents Reports filed on Form 8-K filed by the Company with the SEC during the period from and after October 31, 1996 (all of which filings are herein called the "Company SEC Filings"). The Company SEC Filings constitute all reports the Company was required to file under



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the Exchange Act since October 31, 1996. At the time of filing with the SEC, the
Company SEC Filings were prepared in all material respects in accordance with the applicable requirements of the Exchange Act and the rules and regulations thereunder, did not contain any untrue statement of a material fact, and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited and unaudited consolidated financial statements contained in the Company SEC Filings are true and correct in all material respects and present fairly in all material respects the consolidated financial condition and results of operations and changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, in each case in accordance with generally accepted accounting principles consistently applied during the periods presented, except as may otherwise be stated in such financial statements. For purposes of this Agreement, all financial statements of the Company shall be deemed to include the notes to such financial statements. None of the Issuers has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a consolidated balance sheet of the Company or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied except for (A) liabilities or obligations that were reserved on or reflected in the consolidated balance sheet of the Company at October 31, 1996 (and notes thereto) included in the Company SEC Filings, (B) liabilities or obligations arising in the ordinary course of business since October 31, 1996, (C) liabilities or obligations which are not, individually or in the aggregate, material to the Company and its subsidiaries taken as a whole, or (D) liabilities and obligations described in the Company SEC Filings or in the Form S-3 (as defined in subparagraph 3(h) below).

                  i. Litigation. Except as described in: (i) the Company SEC Filings; (ii) the Company's Registration Statement on Form S-3 (File No. 333-27175) declared effective by the SEC on August 11, 1997 (the "Form S-3"); or
(iii) the Company's press release dated January 24, 1997 (the "Press Release"), there are no current actions, claims, suits, proceedings or, to the Issuers' knowledge, investigations, pending against any Issuer or its properties before any court, governmental agency, arbitration board or other tribunal, nor has any Issuer received any written notice of any threat thereof, which if adversely determined, would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Issuer and its business is being conducted in compliance with all applicable laws, rules and regulations of governmental authorities, except for such non-compliance as would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  j. No Material Adverse Change. Since the date of the consolidated balance sheet of the Company included in the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 1997, and except as set forth in the Form S-3 or the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1997: (i) there has been no change materially adversely affecting the business, assets, liabilities, financial condition or operations of the Company and its subsidiaries taken as a whole; (ii) each Issuer has operated its business in the usual and ordinary course consistent with past practices; and
(iii) each Issuer has maintained its books and records in the customary, usual and ordinary course.

            4. Representations and Warranties of the Purchaser. To induce the Issuers to execute and deliver this Agreement and to consummate the transactions contemplated hereby, the Purchaser hereby makes the following representations and warranties to each Issuer:



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                  a.    Organization.    The    Purchaser    is   a    general
partnership, duly organized, validly existing and in good standing under the laws of the State of New York. The Purchaser has all requisite partnership power and authority to own and lease its properties and to conduct its business as presently conducted.

                  b. Validity and Enforceability. This Agreement and the Security Agreement have been duly authorized, validly executed and delivered to the Issuers by the Purchaser and are a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the rights of creditors generally, and except that the remedy of specific performance or injunctive relief is subject to the discretion of the court before which such a proceeding may be brought.

                  c. No Conflict. The execution and delivery by the Purchaser of this Agreement and the performance by the Purchaser of all of its obligations hereunder will not (a) violate or be in conflict with: (i) any law, order, rule or regulation of any court or other governmental authority applicable to the Purchaser or (ii) the Partnership Agreement of the Purchaser; or (b) constitute a default (with or without the giving of notice or the passage of time or both) under any indenture, agreement or other instrument to which the Purchaser is a party or by which the Purchaser or any of its properties or assets is or may be bound; or (c) result in the creation or imposition of any lien, security interest, charge or encumbrance of any nature upon any of the Purchaser's properties or assets, which violation or conflict under clause (a), default under clause (b), or lien, security interest, charge or encumbrance under clause
(c) would have a material adverse effect on the Purchaser's business, assets, liabilities or financial condition.

                  d. No Consent. No consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other third party is required as a condition to, or in connection with, the due and valid execution and delivery by the Purchaser of this Agreement, or the performance by the Purchaser of its obligations hereunder, other than such consents, approvals, authorizations and registrations as have been obtained or made.

                  e. Need for Additional Funding. Purchaser acknowledges that the proceeds of the New Note will not satisfy the Company's need for additional funding and that the Issuers are currently seeking additional bank or other institutional senior financing. Purchaser agrees to negotiate in good faith customary modifications to the Purchase Documents and, if requested, a customary intercreditor agreement to enable the Company to complete such a senior financing on customary terms. Purchaser further acknowledges that the Issuers are also seeking strategic arrangements with one or more agricultural/chemical companies. Purchaser agrees to release such of the Collateral (as defined in the Security Agreement) as may be required to consummate any such arrangements.

                  f. Accredited Investor. The Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser's state of organization is as set forth in the preamble of this Agreement, and the Purchaser's principal executive offices are located in the State of New York. The Purchaser is acquiring the New Note and, if issued, any Warrant for investment and for the



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Purchaser's own account and not with a view to, or for resale in connection with, any distribution. The Purchaser understands that the New Note, any PIK Notes issued in respect hereof, the Conversion Shares, any Warrant and the Warrant Shares have not been registered under the Securities Act or registered under any state securities or blue sky laws, and, as a result thereof, are subject to substantial restrictions on transfer. The Purchaser acknowledges that the New Note, any PIK Note issued in respect hereof, the Conversion Shares, any Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities or blue sky laws, or exemptions from registration under the Securities Act or such laws, and that the Company has no obligation to register the New Note, any PIK Notes issues in respect hereof, the Conversion Shares, any Warrant or the Warrant Shares other than as set forth in this Agreement.

                  g. Access to Information. The Purchaser has been provided with a copy of and has reviewed the Company SEC Filings, the Form S-3, and the Press Release. The Purchaser acknowledges that the Purchaser is a stockholder of the Company, and further acknowledges that the Purchaser and the Purchaser's advisors have been provided with or been given access to all the financial and other information requested by them or deemed by them to be necessary or material for the Purchaser to make the investment decision to purchase the New Note and the Warrant in consideration for the Purchase Price, and that the Purchaser has based such investment decision solely on such information.

            5.    Issuance of Warrants.

                  a. Certain Definitions. As used in this Section 5, the following terms shall have the following respective meanings:


                        (i)   "Market  Price"  means,   as  of  any  day,  the
closing sales price of the Common Stock on such day on the New York Stock Exchange or the American Stock Exchange (or if the Common Stock shall not then be listed on either such exchange, such closing sales price on the principal (determined by highest volume averaged for a period of twenty consecutive business days prior to the day as to which "Market Price" is being determined) national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) on which the Common Stock may then be listed) or, if the Common Stock shall not be listed on such exchange or exchanges, the closing bid price at the end of such day as quoted by each of three independent market makers as reported by the Nasdaq Stock Market or, if the Common Stock shall not be listed or included for quotation on the Nasdaq Stock Market, the closing bid price at the end of the day as quoted by each of three independent market makers in the over-the-counter market as reported by the National Quotation Bureau, Inc. or by any successor organization.
                        (ii) "Redemption Event" shall occur if the Company redeems the New Note in whole or in part at any time other than when the Market Price of the Common Stock on each of 20 consecutive trading days ending within 15 days from the date on which the notice of redemption is given to the holder of the New Note equals or exceeds 150% of the "Conversion Price" (as defined in the New Note) then in effect. A Redemption Event shall occur only with respect to any portion of a New Note that is actually redeemed by the Company under the circumstances provided in the previous sentence and shall not be deemed to occur with respect to any portion of a New Note that is converted into Conversion Shares.



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                        (iii) "Redemption  Event  Date"  means  the date  upon
which the Company redeems all or any portion of a New Note with respect to which there is a Redemption Event.

                        (iv) "Redemption Shares" means, with respect to a Redemption Event, the number of shares of Common Stock into which the New Note (in the case of a total redemption) or, in the case of a partial redemption, such portion of the New Note then being redeemed, together in each case with any accrued but unpaid interest with respect to the New Note or portion thereof being then being redeemed, as the case may be, which interest is not paid in cash on the Redemption Event Date, is then convertible, based on the applicable Conversion Price on the Redemption Event Date.

                  b. Issuance of Warrants. Upon each Redemption Event Date, the Company shall issue to the holder of the New Note with respect to which there is a Redemption Event a warrant, substantially in the form attached to this Agreement as Exhibit C (the "Warrant"), to purchase such number of shares of Common Stock as equals the number of Redemption Shares with respect to such Redemption Event. The purchase price for each Warrant Share for which such Warrant is exercisable shall initially be the Conversion Price on the relevant Redemption Event Date, subject to adjustment as set forth in the Warrant (which adjustment provisions are intended to be substantially the same as those which apply to the conversion of the New Notes).

            6.    Registration Rights.

                        a. Certain Definitions. As used in this Section 6, the following terms shall have the following respective meanings:


                        (i)   "SEC"   means  the   Securities   and   Exchange
Commission, or any other federal agency at the time administering the Securities Act.

                        (ii) "Exchange Act" means the Securities Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the SEC issued under such Exchange Act, as they each may, from time to time, be in effect.

                        (iii) "Registration Statement" means a registration statement filed by the Company with the SEC for a public offering and sale of equity securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                        (iv)  "Registration   Expenses"   means  the  expenses
described in subsection 6(e) hereof.

                        (v)   "Registrable   Shares"   means  the   Conversion
Shares and the Warrant Shares and any other shares of Common Stock of the Company issued in respect of such


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
shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or upon the date when such Registrable Shares may be sold or transferred without restriction pursuant to Rule 144 under the Securities Act or any similar provision then in force.

                  b.    Piggy-Back Registration.

                        (i) If at any time and from time to time, the Company proposes to file a Registration Statement, it will, prior to such filing, give written notice to the Purchaser of its intention to do so and, upon the written request of the Purchaser given within 20 days after the Company provides such notice (which request shall specify the Registrable Shares intended to be disposed of by the Purchaser and the intended method of disposition thereof), the Company, subject to the provisions hereof, shall use its best efforts to cause all Registrable Shares which the Company has been requested by the Purchaser to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Purchaser; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection 6(b) hereof without obligation to the Purchaser; and, provided further, that the Company shall not be obligated to include any Registrable Shares in a Registration Statement filed at the request of another holder of securities of the Company to whom the Company has previously granted registration rights which would not permit or otherwise limit the number of Registrable Shares which may be included therein.

                        (ii) In connection with any offering under this subsection 6(b) involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares which the Purchaser has requested to be included would materially and adversely affect such public offering of shares for the account of the Company or any other person on whose behalf shares are being included in the registration pursuant to an obligation which is superior in right or preference to the registration obligation to the Purchaser arising hereunder ("Senior Registration Rights"), then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of Registerable Shares which the Purchaser has requested to be included, then the Purchaser and other holders of securities entitled to include securities in such registration shall participate in the underwriting pro rata based upon the relative number of shares of Common Stock the Purchaser and each holder of such other securities has requested to be included in such registration, subject to any "cut-back" priority having previously been granted to a holder of Senior Registration Rights.

                  c. Demand Registration Rights. Upon the request of the Purchaser and, subject to the provisions hereof, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by the Purchaser to be registered under the Securities Act as expeditiously as possible; provided, however, that any such request for registration must be made with respect to at least 50% of the Registrable Shares then outstanding. The Company shall not be


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
required to effect more than one registration pursuant to this subsection 6(c). The Company will be entitled to include in any registration statement referred to in this subsection 6(c) for sale in accordance with the method of disposition specified above, securities to be sold by the Company for its own account and securities of any other holder having registration rights, unless such inclusion would adversely affect the marketing of the Registrable Shares to be sold.

                  d. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                  (i) prepare and file with the SEC a Registration Statement on an appropriate form with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to subsection 6(b) herein at any time prior to the effective date of the Registration Statement relating thereto;

                  (ii) prior to filing a Registration Statement or prospectus or any amendment or supplement thereto, furnish to the Purchaser and to its counsel, and to each underwriter, if any, of Registrable Shares covered by such Registration Statement, copies of such Registration Statement, prospectus, amendment or supplement, together with exhibits thereto, for review by the foregoing;

                  (iii) as soon as reasonably practicable prepare and file with the SEC any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of (i) the second anniversary of the effective date thereof, or (ii) the date on which there are no longer any Registrable Shares covered thereby (including when such shares no longer constitute Registrable Shares);

                  (iv) as soon as reasonably practicable furnish to the Purchaser two copies of the Registration Statement and each amendment thereto as filed with the SEC, and such reasonable numbers of copies of the prospectus, including a preliminary prospectus and any supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Purchaser;

                  (v) as soon as reasonably practicable, to the extent required, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of states within the United States as the Purchaser shall reasonably request; provided, however, that the Company shall not be required in connection with this subsection 6(d)(v) to (A) qualify as a foreign corporation in any jurisdiction where, but for the requirements of this subsection 6(d), it would not be obligated to be so qualified, (B) execute a general consent to service of process in any jurisdiction, (C) subject itself to taxation in any such jurisdiction, or (D) register in any state requiring, as a condition to registration, escrow or surrender of any Company securities held by any security holder other than the Purchaser;

                  (vi) use its best efforts to cause all Registrable Shares included in such Registration Statement to be listed on each securities exchange on which the Common Stock is then listed, or to be admitted for trading on the Nasdaq Stock Market National Market if the Common

Stock is then admitted for trading; and

                  (vii) if an underwritten public offering, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily required to be included in an opinion filed as an exhibit to the Registration Statement, in each case addressed to the Purchaser.

            If the Company has delivered a preliminary or final prospectus to the Purchaser and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested, the Purchaser shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Purchaser with revised prospectuses and, following receipt of the revised prospectuses, the Purchaser shall be free to resume making offers of the Registrable Shares.

            Notwithstanding any other provisions of this Agreement, upon receipt by the Purchaser of a written notice signed by the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Company, to the effect set forth below, the Company shall not be obligated during a reasonable period of time thereafter to effect any registrations pursuant to this Agreement, and the Purchaser agrees that it will immediately suspend sales of shares under any effective Registration Statement for a reasonable period of time, in either case not to exceed 90 days, at any time during which, in the Company's reasonable judgment, (i) there is a development involving the Company or any of its affiliates which is material but which has not yet been publicly disclosed or
(ii) sales pursuant to the Registration Statement would materially and adversely affect an underwritten public offering for the account of the Company and any other material financing project where a proposed or pending material merger or other material acquisition or material business combination or material disposition of the Company's assets, to which the Company or any of its affiliates is, or is expected to be, a party. In the event a registration is postponed or sales by the Purchaser pursuant to an effective Registration Statement are suspended in accordance with this paragraph, there shall be added to the period during which the Company is obligated to keep a registration effective the number of days for which the registration was postponed or sales were suspended.

                  e. Expenses of Registration. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Agreement, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including without limitation, all registration and filing fees, exchange listing fees, printing expenses, the fees and disbursements of the Company's counsel and accountants, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

                  f.          Indemnification.

                        (i) Indemnification of the Purchaser. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, each of its directors, partners, agents and officers and each other person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities to which the Purchaser or controlling person may become subject under the Securities Act, the Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and the Company will reimburse the Purchaser and each such controlling person for any legal or any other expenses reasonably incurred by the Purchaser or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Purchaser or controlling person specifically for use in the preparation thereof; and provided further, however, that any indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of any person who otherwise is entitled to indemnification hereunder on account of any loss, liability, claim, damage or expense if a copy of an amended or supplemental preliminary prospectus, or the final prospectus, shall have been delivered or sent to such person within the time required by the Securities Act, and the untrue statement or omission of a material fact was corrected in such amended or supplemental preliminary prospectus or final prospectus and provided that such person did not deliver such amended or supplemental preliminary prospectus or final prospectus on a timely basis. The Company shall also indemnify any person or entity which may be deemed to be an "underwriter" for purposes of the Securities Act with respect to the Registrable Shares covered by the Registration Statement, and such entity's directors, partners, agents and officers, and each other person, if any, who controls such "underwriter" within the meaning of the Securities Act, on the same basis as that of the indemnification of the Purchase pursuant to this subparagraph 5(f)(1).

                        (ii) Indemnification of the Company. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers or controlling persons may become subject under the Securities Act, Exchange Act, Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the

Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but only if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Purchaser or controlling person, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

                        (iii) Notice  of  Claim.   Each  party   entitled   to
indemnification under this subsection 6(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subsection 6(f) unless the failure to provide such notice materially prejudices the defense by the Indemnifying Party against such claim. The Indemnified Party may participate in such defense at such party's expense (provided that the counsel of the Indemnifying Party shall control the defense of such claim or proceeding); provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would, in the opinion of counsel of the Indemnified Party, be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, it being understood, however, that in such event, the Indemnifying Party shall be liable for the reasonable fees and expenses of only one counsel for the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation shall as to an Indemnified Party, except with the consent of such Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

                  g. Underwriting Agreement. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Purchaser agrees to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting (together with the Company and other holders of securities distributing their shares through such underwriting), containing customary representations and warranties with respect to the Purchaser, including without limitation, customary provisions with respect to indemnification by the Purchaser of the underwriters of such offering.

                  h. Cooperation. The Purchaser shall furnish to the Company such information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may from time to time request in writing, and shall do such reasonable acts and things as the Company may from time to time request, with respect to any registration, qualification or compliance referred to in this Agreement and in order to permit the Company to comply with the requirements of law. Any failure by the Purchaser to make available such information or to do such acts and things shall constitute a waiver by the Purchaser of its rights to include the Purchaser's Registrable Shares in any such registration.

                  i. Lock-Up Agreement. The Purchaser, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by the Purchaser for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the lock-up period.

                  j. Assignment of Registration Rights to Transferees. The rights granted under this Section 6 shall be exercisable by the Purchaser and may be assigned by the Purchaser to: (i) a transferee of the Purchaser of all or any portion of the principal obligation represented by the New Note (or a related PIK Note) in accordance with the terms of the New Note (or such PIK
Note), (ii) a transferee of the Purchaser of all or any portion of a Warrant in accordance with its terms; (iii) a transferee of the Purchaser of Conversion Shares, or (iv) a transferee of the Purchaser of Warrant Shares (in each case, a "Permitted Transferee"), but shall not thereafter be assignable or otherwise exercisable by a transferee of a Permitted Transferee. In the event of any assignment or other transfer of the rights under this Section 6, each Permitted Transferee shall agree as a condition of exercise of such rights, that: (A) the Purchaser shall act as the sole representative of all Permitted Transferees and that the Company shall be obligated to communicate or otherwise send notices required under this Section 6 only to the Purchaser on behalf of all Permitted Transferees; and that (B) the Company shall be obligated to comply with subsection 6(c) on only one occasion regardless of the number of holders of Registrable Shares.

            7.    Right of First Refusal.

                  a. If, at any time during which at least twenty-five percent of the original principal amount of this New Note (plus any PIK Notes) shall be outstanding and held by Purchaser, the Company desires to sell shares of its Common Stock or other voting securities or notes or other evidences of indebtedness which by their terms are convertible into Common Stock or other voting securities of the Company ("Ecogen Equity Securities") in an offering, excluding (i) an underwritten public offering; or (ii) a traditional financing with a nationally recognized investment banking firm or banking institution to raise gross proceeds of at least $10,000,000 (excluding the proceeds to be received by the Company upon payment of any exercise price upon the exercise or conversion of any convertible security into shares of Common Stock); or (iii) an offering which represents an investment by a strategic partner of the Company or which constitutes part of a joint venture, partnership or similar alliance with a strategic partner of the Company, (a "Private Offering"), then the Company shall provide to the Purchaser written notice of such Private Offering (an "Offer Notice") no less than twenty business days prior to the earlier of (A) the commencement of the Private Offering or (B) the execution of an agreement concerning the Private Offering, whether a purchase or similar agreement with a third party purchaser, or a placement, solicitation or offering agreement with a placement agent, broker or similar party. The Offer Notice shall set forth the type and number of Ecogen Equity Securities being offered, the offering price, the manner of payment and the other principal terms of the Private Offering.

                  b. The Purchaser shall have the right to elect to purchase all, but not less than all, of the Ecogen Equity Securities on the terms of the Private Offering, which election shall be made by the Purchaser providing written notice to the Company of its irrevocable election to purchase the Ecogen Equity Securities which written notice shall be delivered on or prior to the expiration of ten business days from the date of the Offer Notice (the "Election Notice"). Upon failure by the Company to receive the Election Notice within the prescribed ten business day period, the Purchaser shall be deemed to have irrevocably waived its right of first refusal to purchase the Ecogen Securities in the Private Offering, and the Company may proceed with the Ecogen Private Offering or negotiate the terms of the Private Offering with any other third party, subject to subsection 7(c) hereof. If the Company receives an Election Notice within the prescribed ten business day period, the Purchaser shall purchase the Ecogen Equity Securities on the same terms and conditions as the Private Offering (and the Purchaser shall provide to the Company such documentation and representations as the Company shall deem necessary to ensure compliance with applicable securities laws), and closing shall occur on or prior to the closing date set forth in the Offer Notice or, in the absence of a closing date specified in the Offer Notice, within thirty days from the date of the Election Notice.

                  c. If the Purchaser fails to timely provide the Election Notice and the Company subsequently modifies the material terms of the Private Offering in a manner which makes the terms of the Private Offering, taken as a whole, more favorable to the proposed purchaser of the Ecogen Equity Securities, then the Private Offering shall be deemed to become a new Private Offering and Company shall not be permitted to consummate the new Private Offering without again complying with this Section 7.

                  d. Notwithstanding anything herein to the contrary: (i) the rights granted to the Purchaser by this Section 7 may not be assigned or transferred without the prior written consent of the Company, which consent may be withheld for any reason, and (ii) the rights granted in this Section 7 shall not limit, impair or otherwise prevent the Company from complying with any other right of first refusal or preemptive right previously granted by the Company to any other party, and the Purchaser's rights hereunder shall be subject to such prior rights of first refusal or preemptive rights.

            8. Closing. The Closing of the transactions contemplated hereby (the "Closing") shall take place on such date, and at such time and place, as may be mutually agreed upon by the Purchaser and the Issuers (the "Closing Date").

                  a.    Actions by Issuers. At the Closing, the Issuers shall:

                  (i) deliver the New Note, duly completed and executed, to the Purchaser;

                  (ii) deliver the Security Agreement, duly completed and executed, to the Purchaser; and

                  (iii) deliver UCC-1 Financing Statements and such other similar documents as the Purchaser may have theretofore requested, duly completed and executed by the Purchaser.

                  b. Actions by Purchaser. At the Closing, the Purchaser shall:

                  (i)   deliver to the Issuers, the sum of $1,500,000; and

                  (ii) surrender the Original Note to the Issuers marked "cancelled".

            9.    Miscellaneous.

                  a. Entire Agreement. This Agreement, the New Note and the Security Agreement and the other documents and instruments executed and delivered pursuant hereto, and, if issued, any PIK Notes constitute the entire Agreement between the Issuers and the Purchaser with respect to the subject matter hereof and thereof, and supersede all prior Agreements, understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or use or trade inconsistent with any of the terms hereof.

                  b. Waivers and Amendments. No waiver by either party of any condition, or the breach of any term or covenant contained in this Agreement, the Security Agreement, the New Note or any PIK Note, whether by conduct or otherwise, in one or any more instances, shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated other than by an agreement in writing signed by the Company (on behalf of the Issuers) and either the Purchaser or the holders of a majority of the principal amount of the New Notes and any PIK Notes then outstanding, and except that the provisions of paragraph 6 hereof may be amended by a written instrument executed by the Company and the holders of a majority of Registrable Shares.

                  c. Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of law provisions to the contrary.

                  d. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Issuers and the Purchaser and, subject to subsection 6(j), their respective heirs, personal representatives, successors and assigns and, as to subparagraph 6(f) those persons defined herein as "Indemnified Parties."

                  e. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly made and received when personally served, or when mailed by first class mail or overnight, by courier service such as Federal Express, postage prepaid, or telecopied with answer back receipt and hard copy sent in the manner set forth above, addressed to the party as provided in the New Note.

                  f. Severability. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be in effect without the invalid provisions and, to this end, the provisions hereof are severable. Any such invalid provision shall be enforceable to the extent permissible under applicable law.

                  g. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute but one and the same instrument. This Agreement shall become effective when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatory.

                  h. Further Assurances. Each Issuer and the Purchaser agree to execute and deliver all such other instruments and to take all such other action as any party may reasonably request from time to time before and after the date hereof and without payment of further consideration in order to effectuate the transactions provided for herein. The parties shall cooperate fully with each other and with their respective counsel in connection with any steps required to be taken as part of their respective obligations under this Agreement.

                  i. Expenses. The Issuers shall be responsible for, and shall pay, the reasonable costs and expenses of counsel for the Purchaser in connection with the preparation, execution and delivery of this Agreement, the New Note, the Security Agreement and the documents and instruments pursuant hereto or thereto and the consummation of the transactions contemplated hereby and thereby.

                  j. Survival. The representations and warranties of the Issuers and the Purchaser contained herein and in the New Note shall survive the consummation of the transactions contemplated hereby and shall terminate on the second anniversary of the date hereof.

                  k. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not affect the interpretation of any of the provisions hereof.

                  l. Rule 144. The Company shall use its best efforts to file, on a timely basis, all reports which are required to be filed by it under the Securities Act and the Exchange Act, and shall take all such other actions as are reasonably necessary in order for Rule 144 under the Securities Act (or any successor Rule) to be available with respect to a sale of Conversion Shares without registration under the Securities Act. The Company hereby agrees that upon the receipt by it of a written opinion, to the reasonable satisfaction of the Company, from counsel for a holder of Conversion Shares or Warrant Shares, as the case may be, reasonably acceptable to the Company, to the effect that said Conversion Shares or Warrant Shares, as the case may be, are eligible for sale pursuant to the provisions of subparagraph (k) of Rule 144 it will promptly take such actions as are necessary to provide said holder with unlegended certificates representing the Conversion Shares which are the subject of said opinion, and that it will promptly remove all stop transfer instructions with respect thereto.

         IN WITNESS WHEREOF, the Purchaser and the Company each has caused its authorized representative to execute and deliver this Agreement on the date first written above.

                                            ECOGEN INC.


                                            By:  /s/ James P. Reilly, Jr
                                                 -----------------------

                                            ECOGEN INVESTMENTS INC.


                                            By:  /s/ Mary E. Paetzold
                                                 -----------------------

                                            ECOGEN-BIO INC.

                                            By:  /s/ Mary E. Paetzold
                                                 -----------------------

                                            UNITED EQUITIES (COMMODITIES)
                                            COMPANY


                                            By:  M. Marx
                                                 -----------------------
                                                 General Partner